Scudder
Massachusetts
Limited Term
Tax Free Fund

Annual Report
March 31, 1999

No-Load Funds

A fund seeking to provide as high a level of income exempt from Massachusetts state personal income and regular federal income tax as is consistent with a high degree of price stability.

A no-load fund with no commissions to buy, sell, or exchange shares.


SCUDDER

                Scudder Massachusetts Limited Term Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception:  2/15/94     Total Net Assets as of     Ticker Symbol:  SMLFX
                                3/31/99: $104.4 million
--------------------------------------------------------------------------------

o As of March 31, 1999, Scudder Massachusetts Limited Term Tax Free Fund's 30-day net annualized SEC yield was 2.96%, equivalent to a 5.21% taxable yield for Massachusetts investors subject to the 43.19% combined federal and state income tax rate.

o Scudder Massachusetts Limited Term Tax Free Fund's fiscal year end has changed from October 31 to March 31.

o For its fiscal year ended March 31, 1999, Scudder Massachusetts Limited Term Tax Free Fund posted a total return of 4.46%, outpacing the average performance of the Fund's peers over the same period, according to Lipper.

o Scudder Massachusetts Limited Term Tax Free Fund received an overall four-star Morningstar Ratingt out of 1578 municipal funds, reflecting an "above-average" rating for risk-adjusted performance as of March 31, 1999^1.

                                Table of Contents

 3  Letter from the Fund's President       18  Notes to Financial Statements

 4  Performance Update                     21  Report of Independent Accountants

 5  Portfolio Summary                      22  Tax Information

 6  Portfolio Management Discussion        23  Shareholder Meeting Results

 9  Glossary of Investment Terms           24  Officers and Trustees

10  Investment Portfolio                   25  Investment Products and Services

14  Financial Statements                   26  Scudder Solutions

17  Financial Highlights

1 Morningstar proprietary ratings reflect risk-adjusted performance as of March 31, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Fund received four stars for the three- and five-year periods. The top 10% of funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The Fund was rated among 1578, and 1131 municipal funds for the three-, and five-year periods, respectively.

              2 - Scudder Massachusetts Limited Term Tax Free Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder Massachusetts Limited Term Tax Free Fund's abbreviated fiscal year ended March 31, 1999. We have changed the Fund's fiscal year from October 31 to March 31 as part of a larger effort to create efficiencies and reduce the costs of producing Scudder fund regulatory materials such as fund reports and prospectuses. Going forward, you will receive regular reports following the Fund's annual and semiannual periods ending in March and September. The Fund posted a 4.46% total return for its fiscal year ended March 31, higher than the 4.20% return of similar funds as compiled by Lipper.

     Investors concerned about the increased volatility of the financial markets during the past 12 months should find the chart on page 7 of interest. The chart shows that over the twelve-month period ended March 31, 5-year municipal bonds displayed measurably less price volatility than comparable Treasury securities. For more information concerning Scudder Massachusetts Limited Term Tax Free Fund's market performance, strategy, and outlook, please see the Portfolio Management Discussion that begins on page 6.

     For those interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of pursuing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Or, visit our Web site at www.scudder.com. Thank you for choosing Scudder Massachusetts Limited Term Tax Free Fund to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Massachusetts Limited Term Tax Free Fund

              3 - Scudder Massachusetts Limited Term Tax Free Fund

                     Performance Update as of March 31, 1999

---------------------
Fund Index Comparison
---------------------
                          Total Return
   ---------------------------------------------
   Period
   Ended       Growth of                Average
   3/31/1999   $10,000    Cumulative    Annual
   ---------------------------------------------
   Scudder Massachusetts Limited Term
   Tax Free Fund
   ---------------------------------------------
    1 Year      $ 10,446       4.46%     4.46%
    5 Year      $ 12,813      28.13%     5.08%
    Life of     $ 12,637      26.37%     4.67%
    Fund*
   ---------------------------------------------
   Lehman Brothers Municipal Bond Index (3 year)
   ---------------------------------------------
    1 Year      $ 10,529       5.29%     5.29%
    5 Year      $ 13,022      30.22%     5.42%
    Life of     $ 12,866      28.66%     5.08%
    Fund*
   ---------------------------------------------

* The Fund commenced operation on February 15, 1994.
  Index comparisons begin February 28, 1994.


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

CHART TITLE:

------------------------------
Growth of a $10,000 Investment
------------------------------

CHART DATA:

       Scudder Massachusetts Limited Term       Lehman Brothers Municipal
                Tax Free Fund                     Bond Index (3 years)
       ----------------------------------       -------------------------


  2/94                10000                             10000
  3/94                 9880                              9892
  3/95                10366                             10366
  3/96                11038                             10988
  3/97                11512                             11392
  3/98                12220                             12134
  3/99                12866                             12675

    Yearly periods ended March 31

The 3-year Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of the short-term municipal bond market and includes bonds with maturities of two to three years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect fees or expenses.


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART TITLE:

---------------------------------
Returns and Per Share Information
---------------------------------

Yearly periods ended October 31

CHART DATA:

                                                       1994*    1995     1996     1997     1998   1999(a)(b)
-------------------------------------------------------------------------------------------------------------
Net Asset Value                                       $ 11.64  $ 12.02 $ 11.99  $ 12.10  $ 12.27  $ 12.20
-------------------------------------------------------------------------------------------------------------
Income Dividends                                      $  .36   $  .54  $  .50   $  .53   $  .49   $  .19
-------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                                    .00     8.08    3.98     5.44     5.59     1.00
-------------------------------------------------------------------------------------------------------------
Index Total Return (%)                                   .56     8.01    4.51     5.51     5.72     1.60
-------------------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, total returns for the Fund would have been lower.

(a)  For the 5 months ended March 31, 1999

(b) On August 10, 1998, the Board of Trustees of the Fund changed the fiscal year end from October 31 to March 31.

              4 - Scudder Massachusetts Limited Term Tax Free Fund

                     Portfolio Summary as of March 31, 1999

---------------
Diversification
---------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

Hospital/Health Revenue         24%

Other
General
Obligation/Lease                18%

State
General
Obligation/Lease                15%

Sales/Special
Tax                             10%

Higher Education                 7%

Cash                             6%

Water/Sewer Revenue              5%

Resource Recovery                4%

Student Loans                    4%

Electric Utility Revenue         3%

Miscellaneous Municipal          4%
--------------------------------------
                               100%
--------------------------------------

The Fund invests in a broad selection of Massachusetts municipal bonds.


--------
 Quality
--------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

AAA*                           74%

AA                             11%

A                               3%

BBB                            10%

BB                              1%

SKI                             1%
--------------------------------------
                              100%
--------------------------------------

Weighted average quality: AA

*Category includes cash equivalents

Overall portfolio credit quality remains high, with 85% of portfolio securities rated AAA or AA as of March 31.


--------------------
  Effective Maturity
--------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

Less than 1 year               17%

1-5 years                      49%

5-10 years                     34%
--------------------------------------
                                 100%
--------------------------------------

Weighted average effective maturity:
3.52 years

During its most recent fiscal year ended March 31, the Fund emphasized Massachusetts tax-exempt bonds with maturities of two to six years to take advantage of higher yields and what we felt were the most promising opportunities for capital appreciation within the Fund's range of acceptable maturities.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.

              5 - Scudder Massachusetts Limited Term Tax Free Fund

                         Portfolio Management Discussion

Dear Shareholders,

Following a series of overseas and domestic financial crises that prompted uncertainty, volatility, and a "flight to quality," bond yields plummeted, then returned to July 1998 levels at the close of Scudder Massachusetts Limited Term Tax Free Fund's most recent fiscal year. During the 12-month period ended March 31, 1999, the Fund returned 4.46%, outpacing the 4.20% average return of similar funds as tracked by Lipper Analytical Services, Inc., an independent analyst of investment performance. As of March 31, 1999, Massachusetts Limited Term Tax Free Fund's 30-day net annualized SEC yield was 2.96%, equivalent to a 5.21% taxable yield for Massachusetts investors subject to the 43.19% combined federal and state income tax rate.

                              Massachusetts Update

Massachusetts continues to benefit from a strong local and national economy. The Commonwealth's economic indicators are positive, revenues continue to exceed projections, and unemployment is at its lowest level since 1989. The Commonwealth's 1998 fiscal-year-end General Fund operating surplus was $2.6 billion, or 21% of revenues. The Commonwealth projects that it will finish its current fiscal year with an operating surplus of more than $300 million.

A strong job market has given rise to the Commonwealth's sound financial position. Job growth in the services sector was the principal factor in bringing Massachusetts' average unemployment rate in 1998 down to 3.3%, from 4.0% in 1997. The Commonwealth's debt level is high, but manageable, given its wealth levels. Massachusetts' per capita income in 1997 was $31,524 -- 23% higher than the national average. The Commonwealth's focus on fiscal improvements has succeeded. Funding for the Central Artery Project remains uncertain, however, and we will continue to monitor this significant credit issue.

                             A Market Roller Coaster

Market turmoil hit a peak in the wake of the Russian currency devaluation on August 17, followed by the near collapse of the Long Term Capital Management hedge fund. Volatility in the U.S. stock market increased greatly while a massive reallocation to U.S. Treasury bonds led to substantially lower yields. Though presidential impeachment proceedings distracted the financial markets through the fall and beyond, the Federal Reserve's three consecutive interest rate cuts in September, October, and November helped to gradually restore market stability. During this period, the U.S. economy continued to grow beyond all expectations, recording a dramatic 6% annualized increase in GDP for the fourth quarter of 1998. This show of strength, in turn, worried bond investors, who responded by sending Treasury bond yields back up to July 1998 levels. Over the Fund's most recent fiscal year, yields of five-year Treasury bonds ended lower, beginning the period at 5.54% and ending it at 5.14%. Over the same time frame, yields of five-year AAA insured municipal bonds also declined, from 4.10% to 3.88%.

In addition to high tax-free yields, municipal bonds have historically offered greater price stability over

              6 - Scudder Massachusetts Limited Term Tax Free Fund

THE  PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART TITLE:

-------------------------------------------------------
Municipals Provided Greater Stability

Monthly prices of 5-year AAA-rated municipal bonds
compared with prices of 5-year U.S. Treasury Bonds,
3/31/98-3/31/99
-------------------------------------------------------

CHART DATA:

          5-year U.S. Treasury Bonds          5-year AAA-rated municipal bonds
          ---------------------------          ---------------------------------

  3/31/98           100.00                              100.00
                     99.61                               99.33
  5/31/98            99.87                              100.00
                    100.56                              100.00
  7/31/98           100.13                              100.00
                    102.59                              101.13
  9/30/98           106.49                              102.04
                    106.36                              101.81
  11/30/98          104.02                              101.58
                    104.43                              101.58
  1/31/99           104.34                              102.04
                    101.35                              101.58
  3/31/99           101.74                              100.99

Source:  Scudder Kemper Investments, Inc.

time than Treasury bonds of comparable maturity. The accompanying chart demonstrates the record over the past 12 months, when most financial markets were at a peak of volatility.

                  Double-Tax-Free Income and Below-Average Risk

Scudder Massachusetts Limited Term Tax Free Fund is designed to pursue double tax-free income with below-average price risk through investments primarily in municipal bonds with effective maturities between one and ten years. The Fund seeks higher income than is typically available from tax-free money market investments and less share price fluctuation than is found in intermediate- and long-term tax-free bonds. The Fund's professional management, economies of scale, liquidity, and ability to diversify its assets continue to offer advantages compared with the holding of individual municipal bonds.

Over the Fund's most recent fiscal year the Fund emphasized Massachusetts tax-exempt bonds with maturities of two to six years. We did this to take advantage of higher yields and what we felt were the most promising opportunities for capital appreciation within the Fund's range of acceptable maturities. We also continued to emphasize premium bonds (85% of the Fund's portfolio as of March 31), which generally exhibit less interest rate sensitivity than bonds priced at par. In addition, the Fund holds a large percentage of pre-refunded bonds (26% as of March 31). Bonds are pre-refunded when issuers sell new debt at lower prevailing rates and use the proceeds to establish an escrow account of U.S. Treasury bonds designated to retire the original municipal bonds on their future call dates. These bonds offer the highest quality available in the municipal marketplace, yet are typically priced lower than similar bonds of slightly lower quality. The Fund's overall credit quality remains high, with 85% of the bonds in the Fund's portfolio rated AAA or AA.

                                     Outlook

Because the powerful market forces that have brought the United States close to price stability -- including technology, deregulation, globalization, and vigilant central banks -- are still in full effect, we believe that inflation will remain restrained over the next several years. At the same time, we believe that higher oil prices could prompt a "gentle slowdown" in U.S. economic activity. This would

              7 - Scudder Massachusetts Limited Term Tax Free Fund relieve some of the financial imbalances (vigorous individual and corporate spending contrasting with shrinking savings and profit levels, for example) that we are currently observing in the economy.

Low inflation, and any slowing of the economy, in turn, would benefit municipal bonds, which continue to be attractively priced versus Treasuries. At the same time, we are mindful that the U.S. economy is nearing "full employment," and that an economic rebound in Asia could cause the U.S. economy to overheat. We will therefore pursue a cautious strategy over the coming months, keeping the Fund's duration at a moderate level in an attempt to limit share price volatility. The Fund will also continue to hold premium bonds, diversify broadly, and keep credit quality at a high level. We will also search for attractive value by weighing the maturity characteristics, credit quality, and income potential of each bond we consider adding to the Fund's portfolio. Thank you for investing with Scudder.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon         /s/Rebecca L. Wilson

Philip G. Condon            Rebecca L. Wilson

 Scudder Massachusetts Limited Term Tax Free Fund: A Team Approach to Investing

Scudder Massachusetts Limited Term Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

Philip G. Condon, Lead Portfolio Manager of the Fund, joined the Adviser in 1983 and has 21 years of experience in municipal investing and portfolio management. Mr. Condon has had responsibility for the Fund since 1989. Rebecca L. Wilson, Portfolio Manager, became a member of the team in 1999. Ms. Wilson, who joined the Adviser in 1986, has 13 years of experience in municipal investing.

              8 - Scudder Massachusetts Limited Term Tax Free Fund

                          Glossary of Investment Terms

BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

GENERAL OBLIGATION BOND    A municipal bond backed by the "full faith and
                           credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

INFLATION                  An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace-- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

MUNICIPAL BOND             An interest-bearing debt security issued by a state
                           or local government entity.

NET ASSET VALUE (NAV)      The price per share of a mutual fund based on the
                           sum of the market value of all the securities owned by the fund divided by the number of outstanding shares.

TAXABLE EQUIVALENT YIELD   The level of yield a fully taxable instrument would
                           have to provide to equal that of a tax-free municipal bond on an after-tax basis.

30-DAY SEC YIELD           The standard yield reference for bond funds, based
                           on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN               The most common yardstick to measure the performance
                           of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

              9 - Scudder Massachusetts Limited Term Tax Free Fund

                                Investment Portfolio as of March 31, 1999

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 4.5%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts

Boston, MA, Industrial Development Finance Authority, First Mortgage-
  Springhouse Inc., 4.25%, 7/1/1999 ............................................    255,000          SKI               255,069

Massachusetts Health & Educational Facilities Authority, Wellesley College,
   Series G, Daily Demand Note, 2.85%, 7/1/2039 (c)* ...........................  3,000,000          A1+             3,000,000

Massachusetts Industrial Finance Agency, Health Care Facility Revenue, Beverly
  Enterprises, Daily Demand Note, 3.2%, 4/1/2009* ..............................     95,000          MIG1               95,000

Massachusetts Turnpike Authority:
   Series 1996 A, Unrefunded, 5%, 6/1/1999 .....................................    215,000          MIG1              215,684
   Series 1996 A, Refunded, ETM, 5%, 6/1/1999*** ...............................    785,000          MIG1              787,473
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $4,351,116)                                                             4,353,226
------------------------------------------------------------------------------------------------------------------------------

Intermediate-Term Municipal Investments 95.5%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts

Boston, MA, Industrial Development Finance Authority, First Mortgage-
  Springhouse Inc.:
   Series 1998, 4.5%, 7/1/2000 .................................................    180,000          SKI               180,023
   Series 1998, 4.75%, 7/1/2001 ................................................    195,000          SKI               194,945
   Series 1998, 4.875%, 7/1/2002 ...............................................    255,000          SKI               255,064

Lowell, MA, General Obligation:
  Series 1991, Prerefunded 2/15/2001, 8.3%, 2/15/2005** ........................  1,635,000          AAA             1,820,033
  Series 1992, 6.375%, 8/15/2001 ...............................................  1,000,000          A               1,059,650
  Series 1997, 6%, 12/15/2004 (c) ..............................................  2,025,000          AAA             2,233,980

Malden, MA, General Obligation:
  Series 1997, 5.5%, 8/1/2005 (c) ..............................................  1,570,000          AAA             1,697,782
  Series 1998, 5%, 10/1/2004 (c) ...............................................  2,595,000          AAA             2,733,781

Massachusetts Bay Transportation Authority, General Obligation:
  Series 1992 C, Prerefunded 3/1/2002, 6.1%, 3/1/2023** ........................  5,000,000          AAA             5,405,950
  Series 1997 C, 5%, 3/1/2004 ..................................................    500,000          AA                523,690
  Series 1998 C, 5%, 3/1/2004 ..................................................  2,000,000          AA              2,094,760

Massachusetts Educational Loan Authority, Issue E, Series 1992 A, AMT, 6.7%,
  1/1/2002 (c) .................................................................    385,000          AAA               409,082

Massachusetts General Obligation:
  Series 1991 A, Prerefunded 8/1/2001, 6.5%, 8/1/2011** ........................  2,000,000          AAA             2,166,460
  Series 1995 A, 5.25%, 2/1/2001 (c) ...........................................  3,000,000          AAA             3,093,000

    The accompanying notes are an integral part of the financial statements.

              10 - Scudder Massachusetts Limited Term Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Massachusetts Grant Anticipation Notes, Series 1998 A, 5%, 12/15/2005 ..........  4,000,000          AA              4,218,560

Massachusetts Health & Educational Facilities Authority:

  Berkshire Health System:
   Series 1994 C, 5.9%, 10/1/2011 ..............................................  1,000,000          BBB             1,025,310
   Series 1995 D, 5.3%, 10/1/2003 (c) ..........................................  1,350,000          AAA             1,428,462

  Boston College Issue, Series 1998 L, 5%, 6/1/2006 ............................    520,000          AA                546,473

  Caritas Christi, Series 1999 A, 5.25%, 7/1/2004 ..............................  1,000,000          BBB             1,024,040

  Central Massachusetts Medical Center, Series B, 6%, 7/1/2002 (c) .............    500,000          AAA               533,300

  Daughters of Charity, Carney Hospital:
   Series 1990 C, Prerefunded 7/1/2000, 7.5%, 7/1/2005** .......................  1,000,000          AA              1,070,140
   Series 1994 D, 4.9%, 7/1/2000 ...............................................    400,000          AA                407,360

  Fairview Extended Care, Series 1997B, 4.55%, 1/1/2021 (c) ....................  1,695,000          AAA             1,721,798

  Hallmark Health System, Series 1997A, 5.25%, 7/1/2006 (c) ....................  1,000,000          AAA             1,064,980

  Massachusetts Eye and Ear Infirmary, Series 1991 A, ETM, 7%, 7/1/2001*** .....  2,120,000          BBB             2,212,135

  Medical, Academic & Scientific:
   Series 1992 A, 5.9%, 1/1/2000 ...............................................    500,000          A                 508,565
   Series 1995 A, 6%, 1/1/2001 .................................................  1,000,000          A               1,034,950
   Series 1995 A, 6.1%, 1/1/2002 ...............................................    500,000          A                 524,390

  Newton-Wellesley Hospital, Series 1991 D, Prerefunded 7/1/2001,
   7%, 7/1/2015 (c)** ..........................................................  1,500,000          AAA             1,636,515

  St. Joseph's Hospital, Series 1989 C, Prerefunded 10/1/1999, 9.5%, 10/1/2020**  3,355,000          SKI             3,525,568

  Valley Regional Health System, Series 1994 C, 5.3%, 7/1/2000 .................  1,500,000          AAA             1,534,140

  Wheaton College, Series 1989 B, Prerefunded 7/1/1999, 7.2%, 7/1/2009** .......    590,000          AAA               607,682

Massachusetts Industrial Finance Agency:

  Boston Museum of Fine Arts, Series 1996, 5.125%, 1/1/2004 (c) ................  1,000,000          AAA             1,053,030

  Cape Cod Health Systems, Series 1990, Prerefunded 11/15/2000,
   8.5%, 11/15/2020** ..........................................................  2,150,000          AAA             2,365,108

  College of the Holy Cross, Series 1996, 5.5%, 3/1/2006 (c) ...................  1,000,000          AAA             1,081,660

  East Boston Neighborhood Project, Series 1996, 7.25%, 7/1/2006 (d) ...........    855,000          CCC               812,250

  Leominster Hospital, Series 1989A, Prerefunded 8/1/1999, 8.625%, 8/1/2009** ..  2,000,000          SKI             2,074,700

  Merrimack College, Series 1997, 5.5%, 7/1/2006 (c) ...........................  1,055,000          AAA             1,144,686

  Milton Academy, Series 1989 A, Prerefunded 9/1/1999, 7.25%, 9/1/2019 (c)** ...    700,000          AAA               725,767

  Resource Recovery, North Andover Solid Waste:
   Series 1993 A, 6.15%, 7/1/2002 ..............................................    750,000          BBB               788,145
   Series 1993 A, 6.3%, 7/1/2005 ...............................................  2,750,000          BBB             2,956,223

  Worcester Polytechnic, Series 1997II, 5.25%, 9/1/2004 (c) ....................  1,065,000          AAA             1,134,023

    The accompanying notes are an integral part of the financial statements.

              11 - Scudder Massachusetts Limited Term Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Massachusetts Municipal Wholesale Electric Company, Power Supply System Revenue:
  Series 1992 B, 6.3%, 7/1/2000 ................................................    345,000          BBB               355,919
  Series 1992 B, 6.375%, 7/1/2001 ..............................................  1,000,000          BBB             1,051,640
  Series 1992 B, Prerefunded 7/1/2002, 6.75%, 7/1/2017** .......................  1,720,000          AAA             1,910,232

Massachusetts Port Authority Revenue:
  Series 1997 A, 6%, 7/1/2004 ..................................................  1,140,000          AA              1,250,318

  Special Facilties-- USAir Project, Series 1996A, AMT, 5.5%, 9/1/2006 (c) .....    640,000          AAA               687,462

Massachusetts Special Obligation:
  Series 1994 A, 5.2%, 6/1/2004 ................................................  1,000,000          AA              1,059,770
  Series 1997 A, 5.5%, 6/1/2005 ................................................  1,000,000          AA              1,079,500

Massachusetts Water Pollution Abatement Program, New Bedford Program,
  Series 1998 A, 4%, 2/1/2004 ..................................................    450,000          AA                450,765

Massachusetts Water Resource Authority:
  Series 1991 A, Prerefunded 12/1/2001, 6.875%, 12/1/2011** ....................  1,000,000          AAA             1,101,680
  Series 1992 A, Prerefunded 7/15/2002, 6.75%, 7/15/2012** .....................  1,000,000          AAA             1,111,620
  Series 1998 A, 5%, 8/1/2004 (c) ..............................................  1,260,000          AAA             1,325,470

Nantucket, MA, General Obligation, Prerefunded 12/1/2001, 6.25%, 12/1/2002** ...    250,000          AAA               271,100

New England Education Loan Marketing Corp., Massachusetts Student Loan Revenue,
  Series 1992 A, 5.8%, 3/1/2002 ................................................  3,150,000          AAA             3,304,697

North Attleboro, MA, General Obligation, Series 1997, 6%, 3/1/2007 (c) .........  1,000,000          AAA             1,116,560

South Essex, MA, Sewer District, General Obligation, Series 1994 B,
  Prerefunded 6/1/2004, 6.75%, 6/1/2013 (c)** ..................................  1,000,000          AAA             1,148,000

Southeastern Masssachusetts, University Building Authority, Series 1995 A, 5.5%,
  5/1/2004 (c) .................................................................  1,010,000          AAA             1,083,346

Springfield, MA, General Obligation:
  Series 1996, 6.375%, 8/1/2003 (c) ............................................  2,035,000          AAA             2,235,163
  Series 1996, 6.25%, 8/1/2006 (c) .............................................  1,000,000          AAA             1,129,510

Worcester, MA, General Obligation:
  Series 1995 G, 6%, 7/1/2001 (c) ..............................................  2,000,000          AAA             2,105,380
  Series 1997, 5.75%, 8/1/2007 (c) .............................................  1,000,000          AAA             1,105,750

Puerto Rico

Puerto Rico Public Building Authority, Government Facilities, Series 1995 A, 6.75%,
  7/1/2004 (c) .................................................................  2,250,000          AAA             2,553,885

    The accompanying notes are an integral part of the financial statements.

              12 - Scudder Massachusetts Limited Term Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Virgin Islands

Virgin Islands Public Finance Authority, Series 1998 C, 5.5%, 10/1/2004           2,500,000          BBB             2,626,825
------------------------------------------------------------------------------------------------------------------------------
Total Intermediate-Term Municipal Investments (Cost $90,310,025)                                                    92,692,752
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $94,661,141) (a)                                                         97,045,978
-------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $94,672,749. At March 31, 1999, net unrealized appreciation for all securities was $2,373,229. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,430,469 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $57,240.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder Kemper Investments (SKI) have been determined to be of comparable quality to rated eligible securities.

(c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(d) The security has been valued in good faith by the Valuation Committee of the Board of Directors at fair value amounting to $812,250 (0.77% of net assets). Its value has been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the estimated value may differ significantly from the value that would have been used had a ready market for the security existed, and the difference could be material. The cost of the security at March 31, 1999 aggregated $855,000. The security may also have certain restrictions as to resale.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

*** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

     AMT: Alternative minimum tax

    The accompanying notes are an integral part of the financial statements.

              13 - Scudder Massachusetts Limited Term Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                              as of March 31, 1999

Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $94,661,141) .............         $  97,045,978

                  Cash .............................................................             6,215,157

                  Interest receivable ..............................................             1,339,491

                  Receivable for investments sold ..................................                 5,000

                  Receivable for Fund shares sold ..................................                50,245

                  Other assets .....................................................                 1,504
                                                                                             ----------------

                  Total assets .....................................................           104,657,375

Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                  Dividends payable ................................................                90,804

                  Payable for Fund shares redeemed .................................                71,392

                  Accrued management fee ...........................................                18,971

                  Other payables and accrued expenses ..............................                74,057
                                                                                             ----------------

                  Total liabilities ................................................               255,224
----------------------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 104,402,151
----------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:

                  Unrealized appreciation (depreciation) on investments ............             2,384,837

                  Accumulated net realized gain (loss) .............................              (132,520)

                  Paid-in capital ..................................................           102,149,834
----------------------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 104,402,151
----------------------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                    ($104,402,151 / 8,556,352 outstanding shares of
                    beneficial interest, $.01 par value, unlimited                           --------------
                    number of shares authorized) ...................................                $12.20
                                                                                             --------------

    The accompanying notes are an integral part of the financial statements.

              14 - Scudder Massachusetts Limited Term Tax Free Fund

                            Statements of Operations


                                                                                             For the Five
                                                                                             Months Ended       Year Ended
                                                                                            March 31, 1999     October 31,
Investment Income                                                                              (Note E)            1998
-----------------------------------------------------------------------------------------------------------------------------


                  Interest ....................................................            $   1,846,594     $   4,396,325
                                                                                           ----------------  ----------------

                  Expenses:

                  Management fee ..............................................                  243,465           549,378

                  Custodian and accounting fees ...............................                   21,351            56,940

                  Services to shareholders ....................................                   33,843            64,240

                  Trustees' fees and expenses .................................                   12,121            19,337

                  Auditing ....................................................                   26,454            31,755

                  Legal .......................................................                    4,412             6,205

                  Reports to shareholders .....................................                    6,908            17,885

                  Registration fees ...........................................                   10,785            10,649

                  Amortization of organization expenses .......................                    1,626             5,625

                  Other .......................................................                      639             7,584
                                                                                           ----------------  ----------------
                  Total expenses before reductions ............................                  361,604           769,598

                  Expense reductions ..........................................                  (57,273)          (82,874)
                                                                                           ----------------  ----------------

                  Expenses, net ...............................................                  304,331           686,724
-----------------------------------------------------------------------------------------------------------------------------
                  Net investment income                                                        1,542,263         3,709,601
-----------------------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from investments ...................                   38,573           (17,874)


                  Net unrealized appreciation (depreciation) on investments during the
                  period ......................................................                 (574,030)        1,231,974
-----------------------------------------------------------------------------------------------------------------------------
                 Net gain (loss) on investments                                                (535,457)        1,214,100
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations          $   1,006,806     $   4,923,701
-----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

              15 - Scudder Massachusetts Limited Term Tax Free Fund

                       Statements of Changes in Net Assets

                                                         For the Five
                                                         Months Ended
                                                           March 31,          Years Ended October 31
                                                            1999
Increase (Decrease) in Net Assets                          (Note E)           1998              1997
-----------------------------------------------------------------------------------------------------------
                  Operations:

                  Net investment income ............  $  1,542,263       $  3,709,601      $  3,039,006

                  Net realized gain (loss) on
                  investments ......................        38,573            (17,874)            8,891

                  Net unrealized appreciation
                  (depreciation) on investments
                     during the period .............       (574,030)         1,231,974          676,307
                                                      ----------------   ----------------  ----------------

                  Net increase (decrease) in net
                  assets resulting from operations .       1,006,806          4,923,701       3,724,204
                                                      ----------------   ----------------  ----------------

                  Distributions to shareholders
                  from net investment income .......     (1,542,263)        (3,708,899)     (3,039,006)
                                                      ----------------   ----------------  ----------------

                  Fund share transactions:

                  Proceeds from shares sold ........    25,066,783         56,595,157        34,983,831

                  Net asset value of shares issued
                  to shareholders in reinvestment
                     of distributions ..............     1,107,758          2,586,470         1,974,195

                  Cost of shares redeemed ..........   (16,814,083)       (44,345,935)      (23,621,656)
                                                      ----------------   ----------------  ----------------

                  Net increase (decrease) in net
                  assets from Fund share
                     transactions ..................     9,360,458         14,835,692        13,336,370
                                                      ----------------   ----------------  ----------------

                  Increase (decrease) in net assets      8,825,001         16,050,494        14,021,568

                  Net assets at beginning of period     95,577,150         79,526,656        65,505,088
                                                      ----------------   ----------------  ----------------
                  Net assets at end of period ......  $104,402,151       $ 95,577,150      $ 79,526,656
                                                      ----------------   ----------------  ----------------

Other Information
-----------------------------------------------------------------------------------------------------------

                  Increase (decrease) in Fund
                  shares

                  Shares outstanding at beginning
                  of period ........................     7,790,753          6,573,339         5,463,378
                                                      ----------------   ----------------  ----------------

                  Shares sold ......................     2,048,497          4,651,211         2,911,596

                  Shares issued to shareholders in
                  reinvestment of distributions ....        90,456            212,502           164,273

                  Shares redeemed ..................    (1,373,354)        (3,646,299)       (1,965,908)
                                                      ----------------   ----------------  ----------------

                  Net increase (decrease) in Fund
                  shares ...........................       765,599          1,217,414         1,109,961

                  Shares outstanding at end of        ----------------    ---------------  ----------------
                  period ...........................     8,556,352          7,790,753         6,573,339
                                                      ----------------    ---------------  ----------------

    The accompanying notes are an integral part of the financial statements.

              16 - Scudder Massachusetts Limited Term Tax Free Fund

                                           Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                                 For the Period
                                                                                                                February 15, 1994
                                               For the Five                                                     (commencement of
                                              Months Ended                                                        operations) to
                                             March 31, 1999                   Years Ended October 31,             October 31,
                                               (Note E)        1998         1997       1996       1995             1994
------------------------------------------------------------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------------
Net asset value, beginning of period            $12.27       $ 12.10     $ 11.99     $ 12.02    $ 11.64          $12.00
                                             ---------------------------------------------------------------------------------
Income from investment operations:

Net investment income                              .19           .49         .53         .50        .54            .36

Net realized and unrealized gain (loss) on
  investment transactions                        (.07)           .17         .11       (.03)        .38          (.36)

                                             ---------------------------------------------------------------------------------
Total from investment operations                   .12           .66         .64         .47        .92            .00
                                             ---------------------------------------------------------------------------------
Less distributions from net investment
  income                                         (.19)         (.49)       (.53)       (.50)      (.54)          (.36)
                                             ---------------------------------------------------------------------------------
Net asset value, end of period                  $12.20       $ 12.27     $ 12.10     $ 11.99    $ 12.02         $11.64
                                             ---------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a)                            1.00**          5.59        5.44        3.98       8.08         0.00**

Ratios and Supplemental Data

Net assets, end of period ($ millions)             104            96          80          66         55             36

Ratio of operating expenses, net to
  average daily net assets (%)                    .75*           .75         .75         .67        .24             --

Ratio of operating expenses before expense
  reductions, to average daily net assets         .89*           .84         .93         .90        .92          1.44*
  (%)

Ratio of net investment income to average
  daily net assets (%)                           3.80*          4.05        4.40        4.16       4.56          4.45*

Portfolio turnover rate (%)                       8.4*           9.1         9.8        12.4       27.4          26.3*

(a) Total returns would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized

              17 - Scudder Massachusetts Limited Term Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Massachusetts Limited Term Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no federal income tax provision was required.

At March 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $121,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2004, ($97,000) and March 31, 2006 ($24,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Cost. Costs incurred by the Fund in connection with its organization and initial registration of shares were deferred and amortized on a straight-line basis over the five-year period.

              18 - Scudder Massachusetts Limited Term Tax Free Fund

Other. Investment transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

During the five months ended March 31, 1999, purchases and sales of investments (excluding short-term) aggregated $6,310,265 and $3,256,882, respectively. For the year ended October 31, 1998, purchases and sales of investments (excluding short-term) aggregated $22,502,221 and $7,820,416, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the agreement is equal to an annual rate of .60%, computed and accrued daily and payable monthly. The Adviser agreed to maintain the annualized expenses at 0.75% of average daily net assets until July 31, 1999. For the five months ended March 31, 1999, the Adviser did not impose a portion of its management fee amounting to $57,273, and the amount imposed amounted to $186,192, of which $18,971 was unpaid at March 31, 1999. For the year ended October 31, 1998, the Adviser did not impose a portion of its management fee amounting to $82,874 and the amount imposed amounted to $466,504.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new investment management agreement with the Adviser, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the five months ended March 31, 1999, the amount charged to the Fund by SSC aggregated $20,025, of which $3,437 was unpaid at March 31, 1999. For the year ended October 31, 1998, the amount charged to the Fund by SSC aggregated $43,271.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the five months ended March 31, 1999, the amount charged to the Fund by SFAC aggregated $15,000, of which $3,000 was unpaid at March 31, 1999. For the year ended October 31, 1998, the amount charged to the Fund by SFAC aggregated $36,000.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the five months ended March 31, 1999, Trustees' fees aggregated $12,121. For the year ended October 31, 1998, Trustees' fees aggregated $19,337.

              19 - Scudder Massachusetts Limited Term Tax Free Fund

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                               E. Year End Change

On August 10, 1998, the Board of Trustees of the Fund changed the fiscal year end from October 31 to March 31.

              20 - Scudder Massachusetts Limited Term Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder State Tax Free Trust and to the Shareholders of Scudder Massachusetts Limited Term Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Massachusetts Limited Term Tax Free Fund (the "Fund") at March 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
May 19, 1999

              21 - Scudder Massachusetts Limited Term Tax Free Fund

                                 Tax Information

Of the dividends paid by the Fund from net investment income for the year ended March 31, 1999, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call 1-800-SCUDDER.

              22 - Scudder Massachusetts Limited Term Tax Free Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Massachusetts Limited Term Tax Free Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                             Number of Votes:
                             ----------------

   For           Against        Abstain               Broker Non-Votes*
   ---           -------        -------               -----------------

4,934,256        71,060         134,015                       0


2.    To approve the revision of the Fund's fundamental lending policy.

                             Number of Votes:
                             ----------------

   For           Against        Abstain               Broker Non-Votes*
   ---           -------        -------               -----------------
4,175,835        126,850        155,503                    681,143

--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

              23 - Scudder Massachusetts Limited Term Tax Free Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Bentley College

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President
and Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner,
Venture Capital Group

Philip G. Condon*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Jeremy L. Ragus*
Vice President

Rebecca Wilson*
Vice President

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

              24 - Scudder Massachusetts Limited Term Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

              25 - Scudder Massachusetts Limited Term Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

              26 - Scudder Massachusetts Limited Term Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


              27 - Scudder Massachusetts Limited Term Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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